EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vascular Solutions, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, James Hennen, Chief Financial Officer of the Company, certify to my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Hennen
James Hennen
Senior Vice President of Finance and
Chief Financial Officer
April 20, 2010